NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

MFA SEPARATE ACCOUNTS I AND II
AND
VLI SEPARATE ACCOUNT

UNAUDITED SEMI-ANNUAL REPORT

                     MAINSTAY
         VP SERIES FUND, INC.
                              June 30, 2000

      This is a Report by the
     MainStay VP Series Fund,
         Inc. for the general
        information of Multi-
           Funded Annuity and
      Variable Life Insurance
    policyowners. This Report
      does not offer for sale
         or solicit orders to
         purchase securities.

                NEW YORK LIFE
                    INSURANCE [NY Life Logo]
                  AND ANNUITY
                  CORPORATION

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

I am pleased to present the Semi-Annual Report for the six month period ending June 30, 2000 for the Facilitator(R) Multi-Funded Variable Annuity (MFA) and Variable Life Insurance (VLI) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC).

NYLIAC MFA and VLI policies offer a diversified group of investment options. As a policyowner, you benefit from the experience and professional management of leading investment advisors MacKay Shields LLC and Madison Square Advisors LLC, who work diligently on your behalf. As always, your financial well-being is our goal.

This Semi-Annual Report contains valuable information, including financial statements for each of the investment divisions available with our Facilitator(R) Variable Annuity and Variable Life Insurance policies. Policyowners of NYLIAC MFA can refer to page 3 and policyowners of NYLIAC VLI should refer to page 19 for their respective financial statements. Commentaries from the Portfolio Managers are also included in this report.

As our Semi-Annual Report shows, we remain committed to being the soundest, strongest and easiest company to do business with. We owe our financial strength to you, our valued clients, who continue to place your trust in us. This strength, in turn, allows us to keep our financial promises to you. We are dedicated to the values of integrity and humanity, which we employ toward one goal: to be there when our clients need us.

Thank you for making us "The Company You Keep(R)".

/s/ Frederick J. Sievert

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2000
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value............  $117,449,399   $223,445,797   $ 19,538,045   $ 39,287,307   $  4,676,088   $  5,393,249

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................       348,289        918,407         64,180        175,811         14,758         24,180
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $117,101,110   $222,527,390   $ 19,473,865   $ 39,111,496   $  4,661,330   $  5,369,069
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners................  $117,101,110   $222,527,390   $ 19,473,865   $ 39,111,496   $  4,661,330   $  5,369,069
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      82.37   $      75.84   $      33.32   $      30.68   $      22.01   $      20.27
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 83,165,759   $149,694,056   $ 20,430,096   $ 40,486,331   $  4,676,089   $  5,393,211
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2000
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $         --   $         --   $         --   $         --   $    121,627   $    160,073
  Mortality and expense risk charges....      (753,270)    (1,978,950)      (137,527)      (357,017)       (26,563)       (49,340)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (753,270)    (1,978,950)      (137,527)      (357,017)        95,064        110,733
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    15,157,213     20,010,556      8,493,017      5,850,484        979,249      1,004,205
  Cost of investments sold..............    (8,510,845)   (11,295,756)    (8,907,145)    (6,041,361)      (979,240)    (1,004,192)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................     6,646,368      8,714,800       (414,128)      (190,877)             9             13
  Change in unrealized appreciation
    (depreciation) on investments.......    (4,049,625)    (3,721,266)     1,047,358      1,422,290             (1)             6
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     2,596,743      4,993,534        633,230      1,231,413              8             19
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Increase (decrease) attributable to
    mortality and expense risks assumed
    by New York Life Insurance and
    Annuity Corporation and retained by
    the Separate Account................        29,818         78,295         (2,249)        (5,774)          (277)          (556)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from operations  $  1,873,291   $  3,092,879   $    493,454   $    868,622   $     94,795   $    110,196
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 2000
and the year ended December 31, 1999
(Unaudited)

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2000              1999              2000              1999
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................  $   (753,270)     $   (784,784)     $ (1,978,950)     $ (2,495,557)
    Net realized gain (loss) on investments.............     6,646,368        11,028,923         8,714,800        14,921,578
    Realized gain distribution received.................            --        11,258,814                --        21,214,052
    Change in unrealized appreciation (depreciation) on
      investments.......................................    (4,049,625)        8,108,363        (3,721,266)       20,201,631
    Increase (decrease) attributable to mortality and
      expense risks assumed by New York Life Insurance
      and Annuity Corporation and retained by the
      Separate Account..................................        29,818           (77,545)           78,295          (198,727)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity resulting
        from operations.................................     1,873,291        29,533,771         3,092,879        53,642,977
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Policyowners' premium payments......................       431,204           596,868         1,829,114         3,391,122
    Policyowners' surrenders............................   (14,901,523)      (20,813,746)      (19,922,169)      (31,808,658)
    Policyowners' annuity and death benefits............      (325,917)       (1,142,861)       (1,234,236)         (647,154)
    Net transfers from (to) Fixed Account...............       682,917           140,085           695,473          (295,946)
    Transfers between Investment Divisions..............     3,366,887        (4,422,068)          863,463          (463,179)
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............   (10,746,432)      (25,641,722)      (17,768,355)      (29,823,815)
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.............    (8,873,141)        3,892,049       (14,675,476)       23,819,162
TOTAL EQUITY:
    Beginning of period.................................   125,974,251       122,082,202       237,202,866       213,383,704
                                                          ------------      ------------      ------------      ------------
    End of period.......................................  $117,101,110      $125,974,251      $222,527,390      $237,202,866
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2000           1999           2000           1999           2000           1999           2000           1999
    -----------------------------------------------------------------------------------------------------------------
    $   (137,527)  $  1,261,225   $   (357,017)  $  1,800,587   $     95,064   $    138,994   $    110,733   $    187,055
        (414,128)      (204,126)      (190,877)       755,879              9             27             13             (7)
              --          2,753             --          4,188             --              2             --              3
       1,047,358     (1,937,481)     1,422,290     (4,174,104)            (1)           (31)             6              1
          (2,249)           509         (5,774)           873           (277)          (446)          (556)          (968)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         493,454       (877,120)       868,622     (1,612,577)        94,795        138,546        110,196        186,084
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         164,467        240,297        401,775        945,509         32,106         31,024         92,711        261,881
      (3,107,224)    (6,691,341)    (4,505,471)    (7,737,790)      (426,641)    (2,163,184)      (847,754)    (1,853,807)
        (212,416)      (402,399)      (223,308)      (183,129)        (9,516)       (10,120)       (41,924)       (24,579)
        (153,264)       383,717       (100,398)      (227,092)       (40,212)        35,448         (7,941)       (24,848)
      (4,899,693)     3,376,669       (977,190)      (278,051)     1,525,555      1,050,777        116,316        743,395
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (8,208,130)    (3,093,057)    (5,404,592)    (7,480,553)     1,081,292     (1,056,055)      (688,592)      (897,958)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (7,714,676)    (3,970,177)    (4,535,970)    (9,093,130)     1,176,087       (917,509)      (578,396)      (711,874)
      27,188,541     31,158,718     43,647,466     52,740,596      3,485,243      4,402,752      5,947,465      6,659,339
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 19,473,865   $ 27,188,541   $ 39,111,496   $ 43,647,466   $  4,661,330   $  3,485,243   $  5,369,069   $  5,947,465
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2000
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ----------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $148,843,687   $ 21,430,487   $ 32,245,495   $  4,388,785   $  4,954,700   $    597,562

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................       442,735         87,395        105,727         19,655         15,831          2,971
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $148,400,952   $ 21,343,092   $ 32,139,768   $  4,369,130   $  4,938,869   $    594,591
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners................  $148,400,952   $ 21,343,092   $ 32,139,768   $  4,369,130   $  4,938,869   $    594,591
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      82.37   $      75.84   $      33.44   $      30.73   $      22.01   $      20.27
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $105,805,198   $ 15,029,857   $ 33,476,975   $  4,543,106   $  4,954,697   $    597,561
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2000
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $         --   $         --   $         --   $         --   $    148,462   $     19,735
  Mortality and expense risk charges....      (934,095)      (187,635)      (231,916)       (39,644)       (32,628)        (6,093)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (934,095)      (187,635)      (231,916)       (39,644)       115,834         13,642
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    11,904,810      1,876,216     16,553,157        585,877      1,448,908        551,719
  Cost of investments sold..............    (6,648,443)    (1,085,433)   (17,895,386)      (620,858)    (1,448,889)      (551,719)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................     5,256,367        790,783     (1,342,229)       (34,981)            19             --
  Change in unrealized appreciation
    (depreciation) on investments.......    (1,845,727)      (327,700)     2,408,338        171,621             --              2
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     3,410,640        463,083      1,066,109        136,640             19              2
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Increase (decrease) attributable to
    mortality and expense risks assumed
    by New York Life Insurance and
    Annuity Corporation and retained by
    the Separate Account................        35,303          7,354         (3,813)          (641)          (372)           (70)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from operations  $  2,511,848   $    282,802   $    830,380   $     96,355   $    115,481   $     13,574
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 2000
and the year ended December 31, 1999
(Unaudited)

                                                                                      COMMON STOCK
                                                                                  INVESTMENT DIVISIONS
                                                           ------------------------------------------------------------------
                                                                   SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                      POLICIES                            POLICIES
                                                           ------------------------------      ------------------------------
                                                               2000              1999              2000              1999
                                                           ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).........................  $   (934,095)     $   (947,887)     $   (187,635)     $   (230,854)
    Net realized gain (loss) on investments..............     5,256,367        14,327,702           790,783         1,191,002
    Realized gain distribution received..................            --        13,279,222                --         1,980,884
    Change in unrealized appreciation (depreciation) on
      investments........................................    (1,845,727)        8,518,794          (327,700)        2,078,624
    Increase (decrease) attributable to mortality and
      expense risks assumed by New York Life Insurance
      and Annuity Corporation and retained by the
      Separate Account...................................        35,303           (92,516)            7,354           (18,374)
                                                           ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity resulting
        from operations..................................     2,511,848        35,085,315           282,802         5,001,282
                                                           ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Policyowners' premium payments.......................       (40,157)           99,271           177,174           194,032
    Policyowners' surrenders.............................   (14,014,366)      (20,510,328)       (1,461,542)       (1,956,076)
    Policyowners' annuity and death benefits.............      (760,231)       (2,757,638)         (132,001)         (115,775)
    Net transfers from (to) Fixed Account................       754,974           813,884            54,502          (123,361)
    Transfers between Investment Divisions...............    11,608,003       (13,096,677)          248,967             8,883
                                                           ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)................    (2,451,777)      (35,451,488)       (1,112,900)       (1,992,297)
                                                           ------------      ------------      ------------      ------------
        Increase (decrease) in total equity..............        60,071          (366,173)         (830,098)        3,008,985
TOTAL EQUITY:
  Beginning of period....................................   148,340,881       148,707,054        22,173,190        19,164,205
                                                           ------------      ------------      ------------      ------------
  End of period..........................................  $148,400,952      $148,340,881      $ 21,343,092      $ 22,173,190
                                                           ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2000           1999           2000           1999           2000           1999           2000           1999
    -----------------------------------------------------------------------------------------------------------------
    $   (231,916)  $  2,221,645   $    (39,644)  $    200,731   $    115,834   $    212,378   $     13,642   $     22,892
      (1,342,229)       (64,771)       (34,981)        14,482             19             41             --              4
              --          4,411             --            452             --              3             --             --
       2,408,338     (3,590,007)       171,621       (390,084)            --            (47)             2             (5)
          (3,813)           900           (641)           102           (372)          (671)           (70)          (117)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         830,380     (1,427,822)        96,355       (174,317)       115,481        211,704         13,574         22,774
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (3,259)        23,548         37,190         77,731             --         48,287          5,972         13,471
      (4,109,221)    (6,463,773)      (456,101)      (558,266)    (1,089,181)    (2,181,374)       (45,504)       (91,760)
        (455,691)      (696,598)       (39,963)       (80,414)        (9,985)       (97,614)        (3,599)        (9,043)
          98,477        (27,434)       (19,575)        57,101         99,060         28,102         (5,682)        20,195
     (11,743,806)    11,773,531        (47,847)       (31,331)       138,232      1,318,201       (201,282)        22,591
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     (16,213,500)     4,609,274       (526,296)      (535,179)      (861,874)      (884,398)      (250,095)       (44,546)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     (15,383,120)     3,181,452       (429,941)      (709,496)      (746,393)      (672,694)      (236,521)       (21,772)
      47,522,888     44,341,436      4,799,071      5,508,567      5,685,262      6,357,956        831,112        852,884
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 32,139,768   $ 47,522,888   $  4,369,130   $  4,799,071   $  4,938,869   $  5,685,262   $    594,591   $    831,112
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC.

  Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II are invested exclusively in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct. Effective December 19, 1994, sales of all such policies were discontinued.

  MacKay Shields LLC and Madison Square Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC and Madison Square Advisors LLC are wholly-owned subsidiaries of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company.

  There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I and Separate Account-II and the Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At June 30, 2000, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    4,134         7,865         1,548         3,113         4,676          5,393
Identified cost*...........................  $83,166       $149,694      $20,430       $40,486       $ 4,676       $  5,393
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    5,239           754         2,555           348         4,955            598
Identified cost*...........................  $105,805      $15,030       $33,477       $ 4,543       $ 4,955       $    598

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2000, were as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $ 3,622       $   174       $   117       $    64       $ 2,159       $    424
Proceeds from sales........................   15,157        20,011         8,493         5,850           979          1,004
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $ 8,507       $   568       $    60       $    18       $   700       $    315
Proceeds from sales........................   11,905         1,876        16,553           586         1,449            552

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible Premium Policies are charged for the mortality and expense risks assumed by NYLIAC. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
Transactions in accumulation units for the six months ended June 30, 2000 and the year ended December 31, 1999, were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                2000           1999           2000           1999
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on premium payments............................       6              9             25             54
Units redeemed on surrenders................................    (185)          (301)          (266)          (503)
Units redeemed on annuity and death benefits................      (4)           (17)           (17)           (10)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................       8              2             10             (5)
Units issued (redeemed) on transfers between
  Investment Divisions......................................      42            (72)            11             (8)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (133)          (379)          (237)          (472)
Units outstanding, beginning of period......................   1,555          1,934          3,171          3,643
                                                               -----          -----          -----          -----
Units outstanding, end of period............................   1,422          1,555          2,934          3,171
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued on premium payments............................      --              1              2              3
Units redeemed on surrenders................................    (174)          (297)           (19)           (30)
Units redeemed on annuity and death benefits................      (9)           (41)            (2)            (2)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................       9             12              1             (2)
Units issued (redeemed) on transfers between
  Investment Divisions......................................     145           (200)             3             --
                                                               -----          -----          -----          -----
    Net increase (decrease).................................     (29)          (525)           (15)           (31)
Units outstanding, beginning of period......................   1,831          2,356            296            327
                                                               -----          -----          -----          -----
Units outstanding, end of period............................   1,802          1,831            281            296
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      2000       1999       2000       1999       2000       1999       2000       1999
    -------------------------------------------------------------------------------------
         5          7         13         30          2          1          5         13
       (95)      (203)      (150)      (254)       (20)      (103)       (42)       (95)
        (6)       (12)        (7)        (6)        --         --         (2)        (1)
        (5)        11         (3)        (7)        (2)         2         (1)        (1)
      (150)       101        (32)        (9)        70         50          6         38
     -----      -----      -----      -----      -----      -----      -----      -----
      (251)       (96)      (179)      (246)        50        (50)       (34)       (46)
       836        932      1,454      1,700        162        212        299        345
     -----      -----      -----      -----      -----      -----      -----      -----
       585        836      1,275      1,454        212        162        265        299
     =====      =====      =====      =====      =====      =====      =====      =====
        --          1          1          3         --          2         --          1
      (125)      (196)       (15)       (18)       (50)      (103)        (2)        (5)
       (14)       (21)        (1)        (3)        (1)        (4)        --         --
         3         (1)        (1)         2          5          1         (1)         1
      (359)       352         (2)        (1)         6         62        (10)         1
     -----      -----      -----      -----      -----      -----      -----      -----
      (495)       135        (18)       (17)       (40)       (42)       (13)        (2)
     1,456      1,321        160        177        264        306         42         44
     -----      -----      -----      -----      -----      -----      -----      -----
       961      1,456        142        160        224        264         29         42
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 6--Selected Per Unit Data+:
--------------------------------------------------------------------------------
The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each period) with respect to each Investment Division of Separate Account-I and Separate Account-II:

                                                                                   SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------------------
             COMMON STOCK INVESTMENT DIVISIONS                 2000        1999        1998        1997        1996        1995
                                                              ------------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $81.03      $63.13      $50.50      $40.34      $32.81      $25.72
Net investment income (loss)................................   (0.50)      (0.46)      (0.27)      (0.24)      (0.12)         --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received
  (includes the effect of capital share transactions).......    1.84       18.36       12.90       10.40        7.65        7.09
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $82.37      $81.03      $63.13      $50.50      $40.34      $32.81
                                                              ======      ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $81.03      $63.13      $50.50      $40.34      $32.81      $25.72
Net investment income (loss)................................   (0.50)      (0.47)      (0.26)      (0.23)      (0.12)         --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received
  (includes the effect of capital share transactions).......    1.84       18.37       12.89       10.39        7.65        7.09
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $82.37      $81.03      $63.13      $50.50      $40.34      $32.81
                                                              ======      ======      ======      ======      ======      ======

                                                                                  FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------------------
                                                               2000        1999        1998        1997        1996        1995
                                                              ------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $74.80      $58.57      $47.08      $37.80      $30.90      $24.34
Net investment income (loss)................................   (0.65)      (0.74)      (0.50)      (0.44)      (0.29)      (0.14)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received
  (includes the effect of capital share transactions).......    1.69       16.97       11.99        9.72        7.19        6.70
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $75.84      $74.80      $58.57      $47.08      $37.80      $30.90
                                                              ======      ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $74.80      $58.57      $47.08      $37.80      $30.90      $24.34
Net investment income (loss)................................   (0.65)      (0.74)      (0.50)      (0.43)      (0.29)      (0.14)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received
  (includes the effect of capital share transactions).......    1.69       16.97       11.99        9.71        7.19        6.70
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $75.84      $74.80      $58.57      $47.08      $37.80      $30.90
                                                              ======      ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each period.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                                   SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------------------
BOND INVESTMENT DIVISIONS                                      2000        1999        1998        1997        1996        1995
                                                              ------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $32.52      $33.44      $31.03      $28.66      $28.44      $24.34
Net investment income (loss)................................   (0.20)       1.33        1.25        1.42        1.29        1.30
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received
  (includes the effect of capital share transactions).......    1.00       (2.25)       1.16        0.95       (1.07)       2.80
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $33.32      $32.52      $33.44      $31.03      $28.66      $28.44
                                                              ======      ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $32.64      $33.57      $31.15      $28.76      $28.54      $24.43
Net investment income (loss)................................   (0.20)       1.49        1.23        1.42        1.30        1.31
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received
  (includes the effect of capital share transactions).......    1.00       (2.42)       1.19        0.97       (1.08)       2.80
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $33.44      $32.64      $33.57      $31.15      $28.76      $28.54
                                                              ======      ======      ======      ======      ======      ======

                                                                                  FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------------------
                                                               2000        1999        1998        1997        1996        1995
                                                              ------------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $30.02      $31.02      $28.93      $26.85      $26.78      $23.03
Net investment income (loss)................................   (0.26)       1.14        0.98        1.18        1.14        1.16
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received
  (includes the effect of capital share transactions).......    0.92       (2.14)       1.11        0.90       (1.07)       2.59
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $30.68      $30.02      $31.02      $28.93      $26.85      $26.78
                                                              ======      ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $30.06      $31.07      $28.98      $26.89      $26.82      $23.07
Net investment income (loss)................................   (0.26)       1.18        1.00        1.20        1.13        1.15
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received
  (includes the effect of capital share transactions).......    0.93       (2.19)       1.09        0.89       (1.06)       2.60
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $30.73      $30.06      $31.07      $28.98      $26.89      $26.82
                                                              ======      ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each period.

--------------------------------------------------------------------------------

                                                                                   SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------------------
             MONEY MARKET INVESTMENT DIVISIONS                 2000        1999        1998        1997        1996        1995
                                                              ------------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $21.53      $20.80      $20.02      $19.26      $18.57      $17.81
Net investment income (loss)................................    0.48        0.73        0.78        0.76        0.69        0.76
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $22.01      $21.53      $20.80      $20.02      $19.26      $18.57
                                                              ======      ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $21.53      $20.80      $20.02      $19.26      $18.57      $17.81
Net investment income (loss)................................    0.48        0.73        0.78        0.76        0.69        0.76
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $22.01      $21.53      $20.80      $20.02      $19.26      $18.57
                                                              ======      ======      ======      ======      ======      ======

                                                                                  FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------------------
                                                               2000        1999        1998        1997        1996        1995
                                                              ------------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $19.88      $19.29      $18.66      $18.05      $17.48      $16.85
Net investment income (loss)................................    0.39        0.59        0.63        0.61        0.57        0.63
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $20.27      $19.88      $19.29      $18.66      $18.05      $17.48
                                                              ======      ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $19.88      $19.29      $18.66      $18.05      $17.48      $16.85
Net investment income (loss)................................    0.39        0.59        0.63        0.61        0.57        0.63
                                                              ------      ------      ------      ------      ------      ------
Unit value, end of period...................................  $20.27      $19.88      $19.29      $18.66      $18.05      $17.48
                                                              ======      ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each period.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2000
(Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund, Inc., at net asset
    value...................................................  $43,897,002     $ 8,938,988     $ 1,643,904

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       35,800           7,828           1,352
                                                              -----------     -----------     -----------
      Total equity..........................................  $43,861,202     $ 8,931,160     $ 1,642,552
                                                              ===========     ===========     ===========

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners....................................  $43,861,202     $ 8,931,160     $ 1,642,552
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $29,867,428     $ 9,320,597     $ 1,643,894
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 2000
(Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $        --     $        --     $    46,203
  Mortality and expense risk charges........................      (75,749)        (15,432)         (2,763)
                                                              -----------     -----------     -----------
      Net investment income (loss)..........................      (75,749)        (15,432)         43,440
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    1,802,944         451,238         129,042
  Cost of investments sold..................................   (1,001,619)       (495,515)       (129,041)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............      801,325         (44,277)              1
  Change in unrealized appreciation (depreciation) on
    investments.............................................      174,203         315,146               4
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................      975,528         270,869               5
                                                              -----------     -----------     -----------
  Increase (decrease) attributable to mortality and expense
    risks assumed by New York Life Insurance and Annuity
    Corporation and retained by the Separate Account........        2,881            (249)            (31)
                                                              -----------     -----------     -----------
      Net increase (decrease) in total equity resulting from
        operations..........................................  $   902,660     $   255,188     $    43,414
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 2000
and the year ended December 31, 1999
(Unaudited)

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                2000          1999          2000          1999          2000          1999
                                             ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)...........  $   (75,749)  $   100,531   $   (15,432)  $   507,320   $    43,440   $    70,338
    Net realized gain (loss) on
      investments..........................      801,325     1,191,060       (44,277)      (23,018)            1            (1)
    Realized gain distribution received....           --     3,943,796            --           774            --             1
    Change in unrealized appreciation
      (depreciation) on investments........      174,203     5,025,527       315,146      (655,165)            4            (1)
    Increase (decrease) attributable to
      mortality and expense risks assumed
      by New York Life Insurance and
      Annuity Corporation and retained by
      the Separate Account.................        2,881        (7,088)         (249)           39           (31)          (49)
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in total
        equity resulting from operations...      902,660    10,253,826       255,188      (170,050)       43,414        70,288
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and (withdrawals):
    Policyowners' premium payments.........      882,517     1,813,607       373,602       810,916        64,369       139,304
    Cost of insurance......................     (372,411)     (547,746)      (93,622)     (104,553)      (19,702)      (28,765)
    Policyowners' surrenders...............   (1,764,430)   (3,153,097)     (573,353)     (835,408)      (67,165)     (115,775)
    (Withdrawals), net of repayments, due
      to policy loans......................     (135,186)     (384,046)      113,917       111,344        (7,448)       15,745
    Policyowners' death benefits...........      (78,764)     (161,320)      (15,723)      (56,688)       (1,078)       (5,080)
    Transfers between Investment
      Divisions............................      106,206       192,603       (81,525)     (187,889)      (24,954)       (4,989)
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        (withdrawals)......................   (1,362,068)   (2,239,999)     (276,704)     (262,278)      (55,978)          440
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in total
          equity...........................     (459,408)    8,013,827       (21,516)     (432,328)      (12,564)       70,728
TOTAL EQUITY:
    Beginning of period....................   44,320,610    36,306,783     8,952,676     9,385,004     1,655,116     1,584,388
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of period..........................  $43,861,202   $44,320,610   $ 8,931,160   $ 8,952,676   $ 1,642,552   $ 1,655,116
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

  The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  MacKay Shields LLC and Madison Square Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC and Madison Square Advisors LLC are wholly-owned subsidiaries of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company.

  There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.

  No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At June 30, 2000, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Number of shares.................................          1,545                   708                 1,644
Identified cost*.................................        $29,867               $ 9,321               $ 1,644

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2000, were as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Purchases........................................        $   364               $   159               $   116
Proceeds from sales..............................          1,803                   451                   129

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------
The VLI Separate Account is charged for the mortality and expense risks assumed by NYLIAC. These charges are made daily at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc.

In addition, the assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Account-I may be invested in shares of the Alger American Fund, the Calvert Variable Series, Inc., the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund-II, the Janus Aspen Series, MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., the T. Rowe Price Equity Series Inc., and Van Eck Worldwide Insurance Trust, which are not affiliated with the MainStay VP Series Fund Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the fund held on November 16, 1999, executive officers of the Fund were elected. On May 17, 2000, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

The financial information included herein as of June 30, 2000, and for the period then ended, is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

/s/ Richard M. Kerman Jr.
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
Like most other Y2K fears, money-market liquidity concerns proved to be for naught, as the new century rolled in without a hitch. During the six months ended June 30, 2000, two major factors combined to push yields on short-term money market securities significantly higher -- the ongoing strength of the U.S. economy and three successive tightening moves by the Federal Reserve.

Consumer spending was strong through the first half of 2000, and unemployment reached its lowest level in almost thirty years. At the same time, productivity improvements and competitive pressures held prices steady, keeping inflation benign. Nominal GDP, however, continued to surge, pushing the first quarter annualized growth rate to 5.5%, following a 7.3% annualized growth rate in the fourth quarter of 1999.

The Federal Reserve continued to take a hard stance against inflation and argued that extremely tight labor markets and enhanced productivity could not indefinitely support the pace of the economy. Following its cumulative 0.75% rate increase in 1999, the Federal Reserve raised the targeted federal funds rate by 0.25% on February 2 and again on March 21. Stronger economic numbers in April led policymakers to believe that inflation was accelerating and the economy was not slowing. Abandoning its gradualistic approach, the Federal Reserve tightened more aggressively with a 0.50% move on May 16, boosting the targeted federal funds rate to 6.50%.

In response to a more aggressive Federal Reserve, the Treasury yield curve became significantly inverted for the first time since 1990. This means that longer-term maturities were yielding less than shorter-term maturities. With increased budget surpluses projected over the next ten years, the government reduced new Treasury issuance and began buying back outstanding U.S. Treasury securities. These factors also contributed to the inversion of the Treasury yield curve.

At its June meeting, the Federal Reserve refrained from raising interest rates, as a number of economic reports showed an economy slowing from its torrid pace. The debate now centers on whether the observed slowdown will be transient or sustainable. In June, the two-year Treasury note rallied, with yields falling by 0.30% on expectations that the Federal Reserve had accomplished its task.

STRONG RELATIVE PERFORMANCE
For the seven-day period ended June 30, 2000, the MainStay VP Cash Management Portfolio provided an effective yield of 6.38% and a current yield of 6.19%. For the six months ended June 30, 2000 the Portfolio returned 2.83%, exceeding the 2.80% return of the average Lipper(1) Variable Products Money Market Portfolio.

STRATEGIC MATURITY AND SECTOR POSITIONING
During the first half of the year, we maintained the average maturity of the portfolio at a substantially shorter position than the average money-market fund. This strategy proved effective in a rising interest rate environment. As of June 30, 2000, the Portfolio's average maturity stood at 39 days.

Portfolio performance also benefited from our investment in higher yielding asset-backed commercial paper and one-year maturity floating-rate securities. While past performance is no guarantee of future results, in times of economic uncertainty, floating-rate notes have historically outperformed other money-market securities, as their coupon rates tend to correspond to market levels much sooner than fixed-rate investments.

HIGH CREDIT QUALITY
The Portfolio's investments throughout the semi-annual period centered on floating-rate notes, bank certificates of deposit (CDs), commercial paper, and asset-backed commercial paper. By industry, the Portfolio mainly invested in securities of banks and bank holding companies, as well as finance, insurance, brokerage, telecommunications, and industrial companies. We closely followed the Portfolio's disciplined investment process by purchasing only high-quality instruments throughout the reporting period. All of the securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities -- or generally those money-market instruments in the highest rating category. The Portfolio was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Portfolio's concentration on the highest quality securities helped manage portfolio risk.

LOOKING AHEAD
Economic indicators announced late in the semi-annual period were a little weaker than those reported in prior months. The market is responding to a weaker National Purchasing Manager's report and a cooler labor market, as reported in weekly jobless claims. However, we believe that the current slowdown in U.S. economic growth is temporary and that growth may pick up again. Since labor is still in short supply, we believe that inflation risks remain. Thus, while softer economic numbers may allow the Federal Reserve to stay on hold for a couple of months, we are not convinced that it has completed its cycle of interest-rate increases. In our view, the Federal Reserve will likely resume tightening later in the summer.

To prepare for this possibility, we intend to maintain the Portfolio's shorter-than-benchmark average-maturity position for the near term. We also intend to remain focused on quality, as the Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

MacKay Shields LLC

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

    Though an investment in a money market portfolio is generally considered to be protected from market risk, this investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in this Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

MAINSTAY VP BOND PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
As the year began, the Federal Reserve Bank was in a restrictive mode. During the first quarter, the Federal Funds target was raised 50 basis points. The expectation of continued Fed tightening moves put pressure on the short end of the yield curve. The long end of the curve improved significantly as investors anticipated a reduction in outstanding long-term U.S. Treasury debt. These counteracting forces caused the yield curve to invert during the first quarter. In May the Fed raised short-term rates an additional 50 basis points, continuing its restrictive policy. As the first half of the year drew to a close, market participants began anticipating the possibility of a soft landing for the U.S. economy. The expectation of slower economic growth altered the market's near-term perception of Federal Reserve policy from restrictive to neutral. This change in market sentiment caused the yield curve to shift during the second quarter. The inversion of the yield curve became less pronounced.

PERFORMANCE/MARKET REVIEW
For the six months ended June 30, 2000, the MainStay VP Bond Portfolio had a return of 3.09%, compared to the average portfolio in its Lipper(1) peer group (Corporate Debt A Rated), which returned 3.23%. Market risk was limited by maintaining a relatively neutral duration posture throughout the first half of the year. Credit risk was limited by maintaining an average quality of the investments in the Portfolio of at least AA(2) throughout the first half of the year.

Expectations of a restrictive Federal Reserve Bank and reduced long-term U.S. Treasury debt assisted in putting pressure on the shape of the yield curve in the first half of 2000. During the first six months of the year, the Fed tightened three times, raising the Federal Funds target to 6.50%. The commencement of the U.S. Treasury's buy-back program along with reduced supply in long U.S. Treasury debt caused the thirty-year U.S. Treasury bond to rally 58 basis points in the first half of 2000. At the beginning of the year the Treasury curve was positively sloped with the thirty-year bond yielding 24 basis points more than the two-year note. By mid-year, the two-year note yielded 46 basis points more than the thirty-year bond.

PORTFOLIO STRATEGY
During the first half of the year, the Portfolio experienced negative cash flow. Most of the Portfolio's cash needs were met by liquidations in U.S. Treasury and Agency securities. The Government sector afforded the Portfolio the best execution in a volatile market environment. The net effect of our activity reduced the Portfolio's allocation to the Government sector slightly. We also increased the Portfolio's cash allocation marginally. This action provides additional liquidity, as negative cash flow within the Portfolio persists. Within the Corporate sector, we increased our concentration in higher-quality assets. The spread relationship of certain higher-quality assets have widened a comparable amount to weaker credits. If the spreads of these securities compress in a similar fashion, the higher-quality assets afford the Portfolio greater liquidity and less credit risk, along with similar total return characteristics. The Portfolio's overall structure continues to be consistent with our long term conservative approach to management. We will continue to monitor trends in the market and make the appropriate Portfolio adjustments.

LOOKING AHEAD
If economic statistics continue their recent trend suggesting a slowdown, we could see the Federal Reserve Bank shift from a restrictive to a neutral mode. We view current corporate spread levels as a long-term investment opportunity. However, with pressure on equity prices the specter of shareholder enhancement activity looms over the corporate bond market. With this in mind, all corporate security investment decisions will consider the perils of event risk.

Albert R. Corapi, Jr.
Donald F. Serek
Portfolio Managers
Madison Square Advisors LLC

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The U.S. equity market struggled during the first six months of 2000, with the S&P 500(R)(1) turning in a virtually flat return of -0.42%.

Among the most significant factors influencing the U.S. equity market during this semi-annual period were the Federal Reserve Board's moves to slow the economy through incremental increases in the targeted federal funds rate. The Fed's aggressive tightening posture dampened equity returns, despite robust growth in gross domestic product and corporate profits. As the first half of 2000 came to an end, it became apparent that the rising cost of capital brought about by six Fed tightenings in twelve months had begun to impact certain segments of the economy. On the positive side, Federal Reserve action has lowered prices among many speculative stocks that had reached excessive valuations.

PERFORMANCE REVIEW
For the six months ended June 30, 2000, the MainStay VP Growth Equity Portfolio returned 2.28%. This outperformed the S&P 500(R) return of -0.42% but underperformed the average Lipper(2) Variable Products Growth Portfolio return of 3.29%.

The Portfolio's performance benefited from a neutral weighting in most sectors throughout much of the first half of 2000. While the uncertainty surrounding rising interest rates made it difficult to emphasize any particular sector, this environment enabled us to participate in two of the best performing sectors for the semi-annual period, health care and utilities. More importantly, our stock selection within the technology and financial service sectors enhanced the Portfolio's overall performance.

STRATEGIC STYLE ALLOCATION AND STOCK SELECTION
The Portfolio entered 2000 with a bias toward stocks with strong revenue growth. When the valuations of some of the Portfolio's growth-oriented holdings exceeded our expectations early in the first quarter, however, we lowered exposure to these stocks. Given the Federal Reserve's resolve to slow the economy, we slightly shifted our focus toward companies with historically consistent earnings growth in periods of decelerating corporate earnings and that were still trading well below the valuation of the overall market. For example, we maintained a market weighting in the technology sector through the first half of the year, believing that technology should continue to produce superior relative earnings gains. However, we shifted our emphasis within the sector toward less cyclical companies. We also maintained some exposure to value stocks, but again, lowered the Portfolio's exposure to cyclical stocks during the semi-annual period.

During the first six months of 2000, one of the Portfolio's best-performing holdings was Advanced Micro Devices (+166%), a semiconductor manufacturer that benefited from wide acceptance of its new products. Another strong performer for the Portfolio was ADC Telecommunications (+131%), a communications-equipment provider that has benefited from demand for broadband connectivity. Coastal (+72%), a natural-gas utility in the process of merging with El Paso Energy Corp., capitalized on the upward move in natural gas prices. Finally, two of the Portfolio's pharmaceutical holdings, Eli Lilly (+51%) and Pfizer, Inc. (+48%), performed well primarily due to strong new product pipelines.

The most important purchase we made for the Portfolio during the first half of the year was Corning (+105%), a fiber-optics manufacturer that has benefited from explosive growth in the fiber-optics industry. Another strong performer and new purchase was Convergys Corp. (+51%). Convergys, a billing and customer service provider for the telecommunications industry, has benefited from the worldwide growth in wireless communications and its own high-quality customer support.

Two of the worst performing stocks in the Portfolio were Microsoft (-31%) and QUALCOMM (-65%), both in the technology sector. Microsoft, the world's largest software company, suffered from the much-publicized court ruling to split the company into two separate entities. We sold our Microsoft position in May for a tax loss, but repurchased it in June when we believed its valuation made the stock attractive again. QUALCOMM, a digital communications products company and a top-performing stock in 1999, suffered from difficult year-over-year earnings comparisons. Another poor performer for the Portfolio was Cendant (-47%), a franchisor and direct marketing company. Interestingly, Cendant actually exceeded earnings expectations in the first half of 2000, making it difficult to assess why the stock has declined. We continue to hold both QUALCOMM and Cendant in the Portfolio, as we believe both are attractively valued and have strong upside potential.

Early in the year, we sold the Portfolio's holdings in Yahoo! and America Online, two of the largest Internet companies. Both stocks subsequently underperformed. While these two companies continue to have profitable businesses, we believed their valuations were excessive and symptomatic of speculative trading among Internet stocks.

LOOKING AHEAD
We maintain a positive outlook for the second half of 2000, as we believe that the Federal Reserve's interest-rate tightening cycle may be nearly complete. Even though the Fed's recent actions should result in slower economic growth, a more benign interest-rate environment would, in our view, be favorable for U.S. equities. We also believe that companies that are able to demonstrate strong earnings growth independent of general economic conditions should outperform. The fact that the U.S. equity market has historically performed well during presidential election years is another reason for optimism.

We will remain attentive to valuations as we search for attractive growth stocks trading at discounts to their true potential. No matter where the markets may move, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
Madison Square Advisors LLC

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

                                    GLOSSARY

AGENCY SECURITIES: Bonds issued by government-sponsored agencies and federally related institutions.

ALLOCATION: An investment technique that diversifies a portfolio among different types of assets such as stocks, bonds, cash equivalents, precious metals, real estate and collectibles.

ANTITRUST LAW: Any law that encourages competition by limiting unfair business practices and curbing monopolies' power.

ASSET BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BASIS POINTS: One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

BLUE CHIP: Stocks of companies known for their long-established record of earning profits and paying dividends. Blue chips tend to be large, stable and well known.

CAPITAL INTENSIVE: Requiring large investments in capital assets to provide an acceptable return on investment.

COLLATERALIZED SECURITIES: Securities that require some kind of collateral, i.e., cash or assets.

COMMON STOCKS: Equity securities representing shares of ownership in a company and usually carrying voting rights and earning dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES: Preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

CORRECTION: A downward movement in the price of an individual stock, bond, commodity, index or the stock market as a whole.

COUPON RATE: The stated interest rate on a bond when first issued. A $1,000 bond with a coupon of 6% will pay $60 a year until its maturity. However, the actual dividend yield from a bond on the secondary market can vary greatly from the coupon rate because the bond can sell above or below its face value.

CYCLICALS: A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Examples are housing, steel, automobiles, and paper. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DEFENSIVE: Stocks with investment returns that do not tend to decline as much as the market in general in times when stock prices are falling. These include companies with earnings that tend to grow despite the business cycle, such as food and drug firms, or companies that pay relatively high dividends like utilities.

DISCIPLINED: An investment strategy that follows specific guidelines, procedures and rules in making decisions.

EURO: The Euro became the official unit of currency of the European Union on January 1, 1999. It is currently used in 11 of the member states and has a fixed conversion rate against their national currencies. It is currently used only for "paper transactions" and will not be in circulation until 2002.

FEDERAL FUNDS RATE: The interest rate that banks charge each other for the use of federal funds. This rate is used for overnight loans to banks that need more cash to meet bank reserve requirements. It changes daily and is the most sensitive indicator of general interest rate trends. The rate is not set directly by the Federal Reserve, but fluctuates in response to changes in supply and demand for funds.

FEDERAL RESERVE BOARD (THE FED): The seven member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FEDERAL RESERVE BANK: The central bank of the U.S. that sets monetary value. The Federal Reserve oversees money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system. Also called the Fed.

FIXED-RATE INVESTMENTS: A security that pays a fixed rate of return. This usually refers to government, corporate or municipal bonds, which pay a fixed rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

FLOATING RATE SECURITY: Debt instrument with a variable interest rate. They provide protection against rising interest rates, but pay lower yields than fixed rate notes of the same maturity. Also known as a floater.

FUNDAMENTAL ANALYSIS: Fundamental analysis asserts that a stock's price is determined by the future course of its earnings and dividends. The fundamental analyst tries to determine what the intrinsic value of a stock's underlying business is by looking at its financial statements and its competitive position within its industry. Also called "bottom-up" investing.

HIGH-COUPON:  A bond that pays a high interest rate.

IPO: Initial Public Offering. The first time a company issues stock to the public, also known as "going public". They are frequently offered by young, growing companies who need to seek outside equity capital in the public market. IPOs can offer the possibility of large gains, coupled with very high risk.

LARGE-CAP: A share of a large publicly traded corporation, typically with a total market capitalization of greater than $5 billion. (Also called large-cap stocks, large caps and blue chips.) Because of their size, large caps tend to grow more slowly than small-cap stocks, but they also tend to be much more stable.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

LOCAL CURRENCY TERMS: Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

LONG-TERM: Treasury bonds with maturities of more than 10 years; corporate bonds with maturities more than 15 years. Long-term bonds pay higher yields but have greater inflation and credit risk.

MARKET CAPITALIZATION: The total market value of a company or stock. Market capitalization is calculated by multiplying the number of outstanding shares by their current market price. Investors generally divide the U.S. market into three basic market caps: large-cap, mid-cap and small-cap.

MONEY MARKET: A type of mutual fund that invests in stable, short-term securities. Money-market funds are easily convertible into cash and usually maintain an unchanged value of $1 a share, but they are not insured by the federal government.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed-or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

NEW ECONOMY: The recent growth in the economy which is sustained by technology and the internet.

OVERWEIGHT/UNDERWEIGHT: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighed in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole or the country's total equities relative to the international equity markets as a whole.

P/E RATIO: Price-to-earnings ratio. The price of a stock divided by its earnings per share.

POSITION:  An investor's stake in a particular security or market.

TIGHTEN/LOOSEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "loosening", "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

U.S. TREASURY DEBT: Debt incurred by the U.S. Treasury by way of selling U.S. Treasury bonds to the public.

VALUE-ORIENTED, VALUE INVESTING, VALUE APPROACH: A style of investing which looks for companies that have been overlooked or undervalued by the market, but with underlying sound fundamentals. Value investors typically buy stocks with high dividend yields, or ones that trade at a low price-to-earnings ratio (P/E) or low price-to-book ratio (P/B).

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

YANKEE BONDS: Dollar-denominated bonds sold in the U.S. by foreign companies or government entities.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time. It is expressed as a percentage of the cost of the security, generally obtained by dividing the current market price for a stock or bond into the annual dividend or interest payment. As the price of a stock or bond declines, its yield rises. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: This is a graph showing the yields for bonds of different maturities. When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)



SHORT-TERM INVESTMENTS (100.2%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
ASSET-BACKED SECURITIES (2.6%)
Chevy Chase Auto Receivables Trust
 Series 2000-1 Class A1
 6.87%, due 7/12/01 (c)...........  $3,000,000   $  3,000,000
CNH Equipment Trust
 Series 2000-A Class A1
 6.18%, due 4/9/01 (c)............   2,206,498      2,206,498
Ford Credit Auto Owner Trust
 Series 2000-C Class A1
 6.62%, due 10/15/00 (c)..........   3,000,000      3,000,000
                                                 ------------
                                                    8,206,498
                                                 ------------
BANK NOTES (3.6%)
Bank of North America
 6.90%, due 12/6/00 (b)(c)........   4,000,000      4,002,463
First Union National Bank
 6.70%, due 5/4/01 (b)(c).........   4,000,000      4,002,564
 6.96%, due 11/13/00 (b)(c).......   3,000,000      3,002,450
                                                 ------------
                                                   11,007,477
                                                 ------------
CERTIFICATES OF DEPOSIT (7.1%)
Bayerische Landesbank New York
 6.58%, due 12/15/00 (b)(c).......   3,000,000      2,999,530
British Telecommunications PLC
 6.62%, due 2/27/01 (b)(c)........   4,000,000      4,000,000
Commerzbank AG New York
 6.60%, due 4/26/01 (b)(c)........   4,000,000      3,999,043
Lloyds Banks PLC New York
 5.65%, due 7/17/00 (c)...........   3,000,000      2,999,956
UBS AG Stamford Connecticut
 6.24%, due 12/6/00 (c)...........   5,000,000      4,999,570
Westdeutsche Landesbank New York
 6.57%, due 3/23/01 (b)(c)........   3,000,000      2,998,919
                                                 ------------
                                                   21,997,018
                                                 ------------
COMMERCIAL PAPER (73.9%)
Alliance & Leicester PLC
 6.58%, due 8/22/00 (a)...........   3,000,000      2,972,583
Allianz of America Finance Corp.
 6.55%, due 8/8/00 (a)............   4,000,000      3,973,800
 6.57%, due 7/6/00 (a)............   3,000,000      2,998,358
 6.60%, due 8/22/00 (a)...........   2,000,000      1,981,667
 6.62%, due 9/11/00 (a)...........   3,000,000      2,961,383
American Express Credit Corp.
 6.53%, due 7/20/00...............   3,000,000      2,990,749
 6.54%, due 8/9/00................   3,000,000      2,979,835
 6.56%, due 7/24/00...............   3,000,000      2,988,520
American General Finance Corp.
 6.55%, due 7/28/00...............   3,000,000      2,986,354
 6.58%, due 7/13/00...............   3,000,000      2,994,517
Associates Corp. of North America
 6.53%, due 7/19/00...............   2,000,000      1,994,196
Associates First Capital Corp.
 6.52%, due 7/5/00................   3,000,000      2,998,913
 6.55%, due 7/10/00 - 7/17/00.....   6,000,000      5,988,537
Atlantis One Funding Corp.
 6.56%, due 8/3/00................   3,000,000      2,983,053
 6.58%, due 8/18/00...............   3,000,000      2,974,777
AT&T Corp.
 6.52%, due 8/21/00...............   3,000,000      2,973,377
BCI Funding Corp.
 6.53%, due 7/7/00................   3,200,000      3,197,678
 6.58%, due 9/5/00................   3,000,000      2,964,907
Bell Atlantic Financial Services
 6.55%, due 7/19/00...............   3,000,000      2,991,267
 6.56%, due 7/24/00...............   4,000,000      3,984,693
BellSouth Telecommunications Inc.
 6.50%, due 7/10/00...............   5,000,000      4,993,681
 6.52%, due 8/2/00................   3,000,000      2,983,700
British Telecommunications PLC
 6.10%, due 9/6/00................   3,000,000      2,966,958
Cregem North America Inc.
 6.53%, due 8/14/00...............   3,000,000      2,977,145
 6.54%, due 7/3/00................   3,000,000      3,000,000
 6.58%, due 9/11/00...............   2,900,000      2,862,896
Deutsche Bank New York
 6.54%, due 8/17/00 - 8/25/00.....   7,000,000      6,938,415
Dresdner Finance Inc.
 6.56%, due 7/25/00...............   4,000,000      3,983,964
Edison International
 6.60%, due 7/5/00 (a)............   3,000,000      2,998,900
Ford Motor Credit Co.
 6.54%, due 7/11/00 - 8/18/00.....   5,600,000      5,573,913
 6.55%, due 7/7/00................   3,000,000      2,997,817
Formosa Plastics Corp. USA
 6.22%, due 8/14/00...............   3,000,000      2,978,230
Franklin Resources Inc.
 6.62%, due 9/6/00 (a)............   3,000,000      2,964,142
General Electric Capital Corp.
 6.22%, due 1/2/01 (b)(c).........   2,000,000      1,999,501
 6.54%, due 8/11/00...............   4,000,000      3,971,660
 6.60%, due 9/8/00................   2,000,000      1,975,433
Goldman Sachs Group L.P. (The)
 6.25%, due 7/10/00...............   4,000,000      3,995,139
 6.58%, due 7/6/00 - 7/27/00......   6,000,000      5,985,195
Halifax PLC
 6.54%, due 8/29/00...............   4,000,000      3,958,580
 6.60%, due 9/6/00................   3,000,000      2,964,250
Idaho Power Co.
 6.52%, due 7/13/00...............   4,000,000      3,992,756
KFW International Finance Inc.
 6.55%, due 7/10/00...............   3,000,000      2,996,179
Lloyds Banks PLC
 6.58%, due 9/8/00................   3,000,000      2,963,262

------------
+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Merrill Lynch & Co. Inc.
 6.57%, due 7/12/00...............  $3,000,000   $  2,995,073
 6.58%, due 8/10/00...............   3,000,000      2,979,163
Morgan Stanley Dean Witter & Co.
 6.58%, due 7/26/00...............   3,000,000      2,987,388
National Rural Utilities
 Cooperative Finance Corp.
 6.10%, due 9/12/00...............   3,000,000      2,963,908
Nationwide Building Society
 6.59%, due 9/6/00................   3,000,000      2,964,304
Petrobras International Finance
 Co.
 6.53%, due 7/21/00...............   3,000,000      2,990,205
Portland General Electric
 6.65%, due 8/3/00................   3,600,000      3,579,385
Prudential Funding Corp.
 6.55%, due 7/18/00...............   4,000,000      3,989,083
Quebec (Province of)
 6.57%, due 9/8/00................   4,000,000      3,951,090
Rabobank Netherland N.V.
 6.55%, due 7/5/00................   3,000,000      2,998,908
Receivables Capital Corp.
 6.58%, due 7/11/00 (a)...........   3,600,000      3,594,736
Rio Tinto America Inc.
 6.55%, due 8/18/00 (a)...........   3,000,000      2,974,892
 6.60%, due 9/14/00 (a)...........   3,500,000      3,453,158
Salomon Smith Barney Holdings Inc.
 6.25%, due 7/12/00...............   4,000,000      3,993,750
 6.56%, due 7/31/00-8/2/00........   7,000,000      6,962,826
San Paolo U.S. Financial Co.
 6.55%, due 8/1/00................   3,000,000      2,984,170
 6.56%, due 7/18/00...............   4,000,000      3,989,066
SBC Communications Inc.
 6.53%, due 8/4/00 (a)............   3,000,000      2,982,587
 6.55%, due 7/19/00 (a)...........   4,000,000      3,988,356
UBS Finance LLC
 6.44%, due 9/5/00................   3,000,000      2,964,800
Unifunding Inc.
 6.59%, due 9/18/00...............   3,000,000      2,957,715
Wells Fargo & Co.
 6.60%, due 7/3/00................   3,000,000      3,000,000
Wood Street Funding Corp.
 6.60%, due 7/14/00 (a)...........   3,000,000      2,993,950
 6.61%, due 7/17/00 (a)...........   3,000,000      2,992,288
                                                 ------------
                                                  228,131,681
                                                 ------------
CORPORATE BONDS (2.3%)
AT&T Corp.
 6.24%, due 7/13/00 (a)(b)(c).....  $3,000,000   $  2,999,967
 6.68%, due 8/7/00 (a)(b)(c)......   4,000,000      3,999,968
                                                 ------------
                                                    6,999,935
                                                 ------------
MEDIUM-TERM NOTES (10.7%)
Abbey National Treasury Services
 6.55%, due 6/15/01 (b)(c)........   3,000,000      2,998,046
Bank of America Corp.
 6.96%, due 2/9/01 (b)(c).........   3,000,000      3,004,137
IBM Credit Corp.
 5.898%, due 8/7/00 (c)...........   3,000,000      2,999,911
Merrill Lynch & Co. Inc.
 6.89%, due 5/21/01 (b)(c)........   2,000,000      2,001,936
Morgan (J.P.) & Co. Inc.
 6.38%, due 7/6/00 (b)(c).........   3,000,000      2,999,979
Morgan Stanley Dean Witter & Co.
 6.23%, due 3/13/01 (b)(c)........   3,000,000      3,001,454
 6.36%, due 4/16/01 (b)(c)........   3,000,000      3,002,823
National Rural Utilities
 Cooperative Finance Corp.
 6.29%, due 7/14/00 (b)(c)........   4,000,000      3,999,942
Prudential Funding Corp.
 6.85%, due 12/21/00 (b)(c).......   4,000,000      4,000,587
Xerox Corp.
 5.64%, due 7/14/00 (c)...........   2,000,000      1,999,974
Wells Fargo & Co.
 6.71%, due 7/16/01 (b)(c)........   3,000,000      2,999,364
                                                 ------------
                                                   33,008,153
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $309,350,762)
 (d)..............................       100.2%   309,350,762
Liabilities in Excess of Cash and
 Other Assets.....................        (0.2)      (761,881)
                                     ---------   ------------
Net Assets........................       100.0%  $308,588,881
                                     =========   ============


------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 2000.
(c) Interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2000 (Unaudited)

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.
INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT+
                              ------------------------
Auto Leases.................  $ 14,571,729        4.7%
Banks #.....................    86,882,311       28.1
Chemicals--Specialty........     2,978,230        1.0
Computer Systems............     2,999,911        1.0
Diversified Financial
  Services..................    19,892,648        6.4
Electric Power Companies....     6,578,285        2.1
Finance.....................    26,868,360        8.7
Foreign Government..........     3,951,090        1.3
Insurance...................    19,904,877        6.4
Investment Bank/Brokerage...    40,904,726       13.2
Metals--Miscellaneous.......     6,428,050        2.1
Office Equipment &
  Supplies..................     1,999,974        0.6
Oil--Intergrated
  International.............     2,990,205        1.0
Special Purpose Finance.....    29,543,057        9.6
Telecommunication--Long
  Distance..................     6,999,935        2.3
Telecommunication
  Services..................     2,973,377        1.0
Telephone...................    28,891,241        9.4
Utilities--Electric.........     3,992,756        1.3
                               -----------    --------
                               309,350,762      100.2
Liabilities in Excess of
  Cash and Other Assets.....      (761,881)      (0.2)
                              ------------    --------
Net Assets..................  $308,588,881      100.0%
                              ============    ========


------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' accept-ances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2000 (Unaudited)

ASSETS:
Investment in securities, at value
  (amortized cost $309,350,762)..........   $309,350,762
Cash.....................................         67,967
Receivables:
  Fund shares sold.......................     13,198,739
  Investment securities sold.............      5,900,000
  Interest receivable....................      1,071,526
                                            ------------
        Total assets.....................    329,588,994
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     18,446,590
  Fund shares redeemed...................        590,268
  Adviser................................         68,983
  Administrator..........................         55,186
  Custodian..............................         18,706
  Directors..............................          1,394
Accrued expenses.........................        136,386
Dividend payable.........................      1,682,600
                                            ------------
        Total liabilities................     21,000,113
                                            ------------
Net assets applicable to outstanding
  shares.................................   $308,588,881
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 700 million shares authorized...   $  3,085,901
Additional paid-in capital...............    305,501,700
Accumulated net realized gain on
  investments............................          1,280
                                            ------------
Net assets applicable to outstanding
  shares.................................   $308,588,881
                                            ============
Shares of capital stock outstanding......    308,590,100
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $ 10,732,270
                                            ------------
Expenses:
  Advisory...............................        435,680
  Administration.........................        348,544
  Shareholder communication..............         83,145
  Professional...........................         24,925
  Custodian..............................         22,336
  Directors..............................          7,591
  Miscellaneous..........................          7,102
                                            ------------
        Total expenses...................        929,323
                                            ------------
Net investment income....................      9,802,947
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........          1,310
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  9,804,257
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2000 (Unaudited) and the year ended December 31, 1999

                                                                  2000            1999
                                                              --------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   9,802,947   $  15,498,879
  Net realized gain (loss) on investments...................          1,310             (30)
                                                              -------------   -------------
  Net increase in net assets resulting from operations......      9,804,257      15,498,849
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................     (9,802,947)    (15,498,879)
  From net realized gain on investments.....................             --            (141)
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......     (9,802,947)    (15,499,020)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    528,996,329     977,607,004
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............      8,121,986      16,403,044
                                                              -------------   -------------
                                                                537,118,315     994,010,048
  Cost of shares redeemed...................................   (683,000,974)   (771,091,687)
                                                              -------------   -------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................   (145,882,659)    222,918,361
                                                              -------------   -------------
Net increase (decrease) in net assets.......................   (145,881,349)    222,918,190
NET ASSETS:
Beginning of period.........................................    454,470,230     231,552,040
                                                              -------------   -------------
End of period...............................................  $ 308,588,881   $ 454,470,230
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                               YEAR ENDED DECEMBER 31
                                  2000*            1999           1998           1997           1996           1995
                               ----------------------------------------------------------------------------------------
Net asset value at beginning
  of period..................  $       1.00    $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                               ------------    ------------   ------------   ------------   ------------   ------------
Net investment income........          0.03            0.05           0.05           0.05           0.05           0.05
                               ------------    ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income...................         (0.03)          (0.05)         (0.05)         (0.05)         (0.05)         (0.05)
  From net realized gain on
    investments..............            --           (0.00)(a)      (0.00)(a)         --             --             --
                               ------------    ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions..............         (0.03)          (0.05)         (0.05)         (0.05)         (0.05)         (0.05)
                               ------------    ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period.....................  $       1.00    $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                               ============    ============   ============   ============   ============   ============
Total investment return......          2.83%(b)         4.84%         5.18%          5.25%          4.95%          5.59%
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income......          5.68%+          4.79%          5.05%          5.13%          4.92%          5.44%
  Net expenses...............          0.54%+          0.51%          0.54%          0.54%          0.62%          0.62%
  Expenses (before
    reimbursement)...........          0.54%+          0.51%          0.54%          0.54%          0.64%          0.94%
Net assets at end of period
  (in 000's).................  $    308,589    $    454,470   $    231,552   $    140,782   $    118,347   $     87,839

------------
(a) Less than one cent per share.
(b) Total return is not annualized.
 +  Annualized.
 *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)


LONG-TERM BONDS (95.9%)+
CORPORATE BONDS (53.1%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   ---------------------------
AUTOMOBILES (1.9%)
DaimlerChrysler North America
 Holding Corp.
 7.20%, due 9/1/09...............  $ 5,000,000   $  4,831,250
                                                 ------------
BANKS--MAJOR REGIONAL (3.8%)
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      4,362,500
Popular Inc.
 6.20%, due 4/30/01..............    5,000,000      4,937,500
                                                 ------------
                                                    9,300,000
                                                 ------------
BANKS--MONEY CENTER (1.6%)
Bank of America Corp.
 7.75%, due 7/15/02..............    4,000,000      4,025,000
                                                 ------------
BANKS--SAVINGS & LOANS (0.4%)
Golden West Financial Corp.
 10.25%, due 12/1/00 (a).........    1,000,000      1,012,500
                                                 ------------
BEVERAGE--SOFT DRINKS (2.5%)
Pepsi Bottling Group, Inc.
 7.00%, due 3/1/29...............    7,000,000      6,282,500
                                                 ------------
BROADCAST/MEDIA (1.7%)
News America Inc.
 7.125%, due 4/8/28..............    5,000,000      4,206,250
                                                 ------------
CABLE TV (1.8%)
CSC Holdings Inc.
 7.25%, due 7/15/08..............    5,000,000      4,637,500
                                                 ------------
CHEMICALS (0.8%)
Rohm & Haas Co.
 6.95%, due 7/15/04..............    2,000,000      1,987,500
                                                 ------------
ELECTRIC POWER COMPANIES (5.2%)
Cleveland Electric Illuminating
 Co.
 7.88%, due 11/1/17..............    5,000,000      4,775,000
Commonwealth Edison Co.
 6.95%, due 7/15/18..............    5,000,000      4,506,250
Niagara Mohawk Power Corp.
 7.125%, due 7/1/01..............    3,780,489      3,761,586
                                                 ------------
                                                   13,042,836
                                                 ------------

FINANCIAL--MISCELLANEOUS (20.5%)
CIT Group Inc.
 6.50%, due 6/14/02..............    3,000,000      2,940,000
 7.125%, due 10/15/04............    2,000,000      1,942,500
Finova Capital Corp.
 7.25%, due 11/8/04..............    5,000,000      4,406,250

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   ---------------------------
Ford Motor Credit Corp.
 7.375%, due 10/28/09............  $ 5,000,000   $  4,842,100
 7.50%, due 3/15/05..............    5,000,000      4,975,000
General Electric Capital Corp.
 7.25%, due 5/3/04...............    8,000,000      8,010,000
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000      5,947,500
Household Finance Corp.
 7.875%, due 3/1/07..............    7,000,000      6,965,000
John Deere Capital Corp.
 5.35%, due 10/23/01.............    5,000,000      4,875,000
Norwest Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000      6,580,000
                                                 ------------
                                                   51,483,350
                                                 ------------
OIL--INTEGRATED DOMESTIC (2.5%)
Phillips Petroleum Co.
 8.50%, due 5/25/05..............    6,000,000      6,210,000
                                                 ------------
RAILROADS (5.4%)
CSX Corp.
 7.05%, due 5/1/02...............    7,000,000      6,921,250
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    7,000,000      6,728,750
                                                 ------------
                                                   13,650,000
                                                 ------------
RETAIL STORES--GENERAL
 MERCHANDISE (1.9%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.............    5,000,000      4,886,950
                                                 ------------
TELECOMMUNICATIONS--
 LONG DISTANCE (1.1%)
Sprint Capital Corp.
 6.90%, due 5/1/19...............    3,000,000      2,662,500
                                                 ------------
TELEPHONE (2.0%)
Deutsche Telekom International
 Finance
 8.25%, due 6/15/30..............    5,000,000      5,077,900
                                                 ------------
Total Corporate Bonds
 (Cost $138,377,242).............                 133,296,036
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (42.8%)

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (2.7%)
 5.91%, due 8/25/03..............    7,000,000      6,766,410
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2000 (Unaudited)


U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (MORTGAGE
PASS-THROUGH SECURITIES) (26.8%)
 5.125%, due 2/15/04.............  $12,000,000   $ 11,277,840
 6.00%, due 2/1/14-10/1/28. .....   12,512,108     11,581,513
 6.50%, due 11/1/09-6/1/29.......   17,073,680     16,181,075
 7.00%, due 2/1/27-1/1/28........   14,474,740     13,968,125
 7.50%, due 7/1/28 ..............    4,225,006      4,162,940
 8.00%, due 5/1/25-12/1/29.......   10,168,488     10,209,773
                                                 ------------
                                                   67,381,266
                                                 ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH
 SECURITY) (0.6%)
 9.00%, due 4/15/26..............    1,469,444      1,519,037
                                                 ------------
UNITED STATES TREASURY
 BONDS (5.4%)
 6.125%, due 8/15/29.............    9,000,000      9,097,830
 7.125%, due 2/15/23.............    4,000,000      4,437,480
                                                 ------------
                                                   13,535,310
                                                 ------------
UNITED STATES TREASURY
 NOTES (7.3%)
 6.50%, due 8/15/05-2/15/10......   18,000,000     18,379,960
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $110,228,912).............                 107,581,983
                                                 ------------
Total Long-Term Bonds
 (Cost $248,606,154).............                 240,878,019
                                                 ------------
SHORT-TERM
INVESTMENTS (4.7%)
COMMERCIAL PAPER (4.7%)
Associates Corp. of North America
 5.07%, due on demand (b)........  $ 3,470,000   $  3,470,000
Goldman Sachs Group L.P.
 6.88%, due 7/06/00..............    2,312,000      2,309,790
Nestle Finance Co.
 6.72%, due 7/07/00..............    6,068,000      6,061,201
                                                 ------------
Total Short-Term Investments
 (Cost $11,840,991)..............                  11,840,991
                                                 ------------
Total Investments
 (Cost $260,447,145) (c).........        100.6%   252,719,010(d)
Liabilities in Excess of
 Cash and Other Assets...........         (0.6)    (1,459,007)
                                    ----------   ------------
Net Assets.......................        100.0%  $251,260,003
                                    ==========   ============


------------
(a) Long-term security maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at June 30, 2000.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At June 30, 2000, net unrealized depreciation was $7,728,135, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $824,205 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,552,340.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2000 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $260,447,145).........   $252,719,010
Cash.....................................          1,245
Receivables:
  Investment securities sold.............      5,269,070
  Interest...............................      4,107,461
  Fund shares sold.......................         25,414
                                            ------------
        Total assets.....................    262,122,200
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     10,414,108
  Fund shares redeemed...................        270,566
  Shareholder communication..............         55,747
  Advisor................................         51,376
  Administrator..........................         41,101
  Directors..............................            663
Accrued expenses.........................         28,636
                                            ------------
        Total liabilities................     10,862,197
                                            ------------
Net assets applicable to outstanding
  shares.................................   $251,260,003
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares authorized...   $    199,076
Additional paid-in capital...............    257,560,328
Accumulated undistributed net investment
  income.................................      8,344,824
Accumulated net realized loss on
  investments............................     (7,116,090)
Net unrealized depreciation on
  investments............................     (7,728,135)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $251,260,003
                                            ============
Shares of capital stock outstanding......     19,907,493
                                            ============
Net asset value per share outstanding....   $      12.62
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  9,007,943
                                            ------------
Expenses:
  Advisory...............................        325,458
  Administration.........................        260,366
  Shareholder communication..............         36,374
  Professional...........................         23,491
  Directors..............................          4,877
  Portfolio pricing......................          4,132
  Miscellaneous..........................          8,421
                                            ------------
        Total expenses...................        663,119
                                            ------------
Net investment income....................      8,344,824
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments.........     (3,664,807)
Net change in unrealized depreciation on
  investments............................      3,121,604
                                            ------------
Net realized and unrealized loss on
  investments............................       (543,203)
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  7,801,621
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2000 (Unaudited) and the year ended December 31, 1999

                                                                  2000           1999
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  8,344,824   $ 17,141,455
  Net realized loss on investments..........................    (3,664,807)    (3,386,687)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     3,121,604    (18,241,917)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     7,801,621     (4,487,149)
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................            --    (17,287,214)
  From net realized gain on investments.....................            --        (25,226)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......            --    (17,312,440)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................     5,423,028     59,285,805
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............            --     17,312,440
                                                              ------------   ------------
                                                                 5,423,028     76,598,245
  Cost of shares redeemed...................................   (49,325,768)   (44,829,765)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................   (43,902,740)    31,768,480
                                                              ------------   ------------
Net increase (decrease) in net assets.......................   (36,101,119)     9,968,891
NET ASSETS:
Beginning of period.........................................   287,361,122    277,392,231
                                                              ------------   ------------
End of period...............................................  $251,260,003   $287,361,122
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  8,344,824   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                               YEAR ENDED DECEMBER 31
                                  2000*            1999           1998           1997           1996           1995
                               ----------------------------------------------------------------------------------------
Net asset value at beginning
  of period..................  $      12.24    $      13.23   $      13.14   $      12.83   $      13.42   $      12.09
                               ------------    ------------   ------------   ------------   ------------   ------------
Net investment income........          0.42            0.78           0.74           0.88           0.87           0.88
Net realized and unrealized
  gain (loss) on
  investments................         (0.04)          (0.99)          0.46           0.35          (0.59)          1.33
                               ------------    ------------   ------------   ------------   ------------   ------------
Total from investment
  operations.................          0.38           (0.21)          1.20           1.23           0.28           2.21
                               ------------    ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income...................            --           (0.78)         (0.74)         (0.88)         (0.87)         (0.88)
  From net realized gain on
    investments..............            --           (0.00)(a)      (0.37)         (0.04)            --             --
                               ------------    ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions..............            --           (0.78)         (1.11)         (0.92)         (0.87)         (0.88)
                               ------------    ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period.....................  $      12.62    $      12.24   $      13.23   $      13.14   $      12.83   $      13.42
                               ============    ============   ============   ============   ============   ============
Total investment return......          3.09%(b)       (1.53%)         9.12%          9.65%          2.05%         18.31%
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income......          6.41%+          5.86%          5.86%          6.42%          6.31%          6.55%
  Net expenses...............          0.51%+          0.50%          0.52%          0.50%          0.58%          0.62%
  Expenses (before
    reimbursement)...........          0.51%+          0.50%          0.52%          0.50%          0.58%          0.91%
Portfolio turnover rate......            36%            161%           206%           187%           103%            81%
Net assets at end of period
  (in 000's).................  $    251,260    $    287,361   $    277,392   $    228,949   $    226,375   $    235,030

------------
(a) Less than one cent per share.
(b) Total return is not annualized.
 +  Annualized.
 *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)



COMMON STOCKS (96.8%)+
                                    SHARES          VALUE
                                  ----------------------------
AEROSPACE/DEFENSE (1.1%)
Boeing Co. (The)................      360,000   $   15,052,500
                                                --------------
ALUMINUM (0.7%)
Alcoa Inc. .....................      350,000       10,150,000
                                                --------------
BANKS (2.0%)
Bank of New York Co., Inc.
 (The)..........................      370,000       17,205,000
Chase Manhattan Corp. (The).....      240,000       11,055,000
                                                --------------
                                                    28,260,000
                                                --------------
BEVERAGES--ALCOHOLIC (1.1%)
Anheuser-Busch Cos., Inc. ......      195,000       14,564,062
                                                --------------
BEVERAGES--SOFT DRINKS (0.6%)
Coca-Cola Co. (The).............      150,000        8,615,625
                                                --------------
BIOTECHNOLOGY (0.9%)
Genentech, Inc. (a).............       68,000       11,696,000
                                                --------------
BROADCAST/MEDIA (2.8%)
AMFM Inc. (a)...................      100,578        6,939,882
Comcast Corp. Special Class A
 (a)............................      292,500       11,846,250
MediaOne Group Inc. (a).........      180,000       11,957,850
USA Networks, Inc. (a)..........      394,000        8,520,250
                                                --------------
                                                    39,264,232
                                                --------------
CHEMICALS (1.2%)
Eastman Chemical Co. ...........      117,500        5,610,625
Praxair, Inc. ..................      125,000        4,679,687
Rohm & Haas Co. ................      163,600        5,644,200
                                                --------------
                                                    15,934,512
                                                --------------
COMMUNICATIONS--EQUIPMENT (13.5%)
ADC Telecommunications, Inc.
 (a)............................      292,500       24,533,437
Andrew Corp. (a)................      440,000       14,767,500
Cisco Systems, Inc. (a).........      490,000       31,145,625
Corning Inc. ...................       85,000       22,939,375
Hughes Electronics Corp. (a)....      160,000       14,040,000
JDS Uniphase Corp. (a)..........       85,000       10,189,375
Nokia Corp. ADR (b).............      300,000       14,981,250
Nortel Networks Corp. ..........      400,000       27,300,000
QUALCOMM Inc. (a)...............      134,000        8,040,000
Tellabs, Inc. (a)...............      299,000       20,462,813
                                                --------------
                                                   188,399,375
                                                --------------
COMPUTER SOFTWARE & SERVICES (5.3%)
ACNielsen Corp. (a).............      230,000        5,060,000
Comdisco, Inc. .................      325,000        7,251,562
First Data Corp. ...............       63,000        3,126,375
Keane, Inc. (a).................      388,000        8,390,500
Microsoft Corp. (a).............      180,000       14,400,000

                                    SHARES          VALUE
                                  ----------------------------
Oracle Corp. (a)................      179,000       15,047,188
SunGard Data Systems Inc. (a)...      425,000       13,175,000
Symantec Corp. (a)..............      150,000        8,090,625
                                                --------------
                                                    74,541,250
                                                --------------
COMPUTER SYSTEMS (5.1%)
Compaq Computer Corp. ..........      522,000       13,343,625
EMC Corp. (a)...................      310,000       23,850,625
International Business Machines
 Corp. .........................      125,000       13,695,312
Sun Microsystems, Inc. (a)......      230,000       20,915,625
                                                --------------
                                                    71,805,187
                                                --------------
COMPUTERS--NETWORKING (0.5%)
Sycamore Networks, Inc. (a).....       60,000        6,622,500
                                                --------------
COSMETICS/PERSONAL CARE (1.3%)
Avon Products, Inc. ............      400,000       17,800,000
                                                --------------
ELECTRIC POWER COMPANIES (0.4%)
Duke Energy Corp. ..............      100,000        5,637,500
                                                --------------
ELECTRICAL EQUIPMENT (2.4%)
General Electric Co. ...........      630,000       33,390,000
                                                --------------
ELECTRONICS--COMPONENTS (2.1%)
SCI Systems, Inc. (a)...........      300,000       11,756,250
SPX Corp. (a)...................      150,000       18,140,625
                                                --------------
                                                    29,896,875
                                                --------------
ELECTRONICS--SEMICONDUCTORS (7.5%)
Advanced Micro Devices, Inc.
 (a)............................      200,000       15,450,000
Applied Materials, Inc. (a).....      149,300       13,530,312
Intel Corp. ....................      175,000       23,395,312
National Semiconductor Corp.
 (a)............................      225,000       12,768,750
Novellus Systems, Inc. (a)......      193,000       10,916,563
Rambus Inc. (a).................       80,000        8,240,000
Texas Instruments Inc. .........      292,000       20,056,750
                                                --------------
                                                   104,357,687
                                                --------------
ENTERTAINMENT (3.4%)
Time Warner Inc. ...............      200,000       15,200,000
Viacom Inc. Class B (a).........      260,400       17,756,025
Walt Disney Co. (The)...........      365,000       14,166,562
                                                --------------
                                                    47,122,587
                                                --------------
FINANCE (3.1%)
American Express Co. ...........      270,000       14,073,750
Citigroup Inc. .................      237,000       14,279,250
Morgan Stanley Dean Witter &
 Co. ...........................      184,000       15,318,000
                                                --------------
                                                    43,671,000
                                                --------------
FOOD & HEALTH CARE DISTRIBUTORS (1.1%)
SYSCO Corp. ....................      360,000       15,165,000
                                                --------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2000 (Unaudited)

COMMON STOCKS (CONTINUED)

                                    SHARES          VALUE
                                  -------------------------
HEALTH CARE--DRUGS (5.1%)
Lilly (Eli) & Co. ..............      200,000   $   19,975,000
Pfizer Inc. ....................      624,937       29,997,000
Pharmacia Corp. ................      349,300       18,054,443
SmithKline Beecham PLC ADR (b)..       49,700        3,239,819
                                                --------------
                                                    71,266,262
                                                --------------
HEALTH CARE--MEDICAL PRODUCTS (2.8%)
Guidant Corp. (a)...............      225,000       11,137,500
Medtronic, Inc. ................      315,800       15,730,787
Stryker Corp. (a)...............      184,000        8,050,000
Sybron International Corp.
 (a)............................      240,000        4,755,000
                                                --------------
                                                    39,673,287
                                                --------------
HEALTH CARE--MISCELLANEOUS (2.6%)
Amgen Inc. (a)..................      260,000       18,265,000
Johnson & Johnson...............      180,000       18,337,500
                                                --------------
                                                    36,602,500
                                                --------------
INSURANCE (4.8%)
ACE Ltd. .......................      475,000       13,300,000
American International Group,
 Inc. ..........................      180,750       21,238,125
Marsh & McLennan Cos., Inc. ....      135,000       14,099,063
Radian Group Inc. ..............      124,000        6,417,000
St. Paul Cos., Inc. (The).......      351,000       11,977,875
                                                --------------
                                                    67,032,063
                                                --------------
INTERNET SOFTWARE & SERVICES (1.2%)
Alteon Websystems, Inc. (a).....       70,000        7,004,375
Genuity Inc. (a)................    1,063,800        9,740,472
                                                --------------
                                                    16,744,847
                                                --------------
INVESTMENT BANK/BROKERAGE (1.0%)
Merrill Lynch & Co., Inc. ......      124,500       14,317,500
                                                --------------
MANUFACTURING (1.1%)
Tyco International Ltd. ........      325,000       15,396,875
                                                --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (2.9%)
Coastal Corp. (The).............      280,000       17,045,000
Enron Corp. ....................      190,000       12,255,000
Williams Cos., Inc. (The).......      275,000       11,464,063
                                                --------------
                                                    40,764,063
                                                --------------
OIL & GAS SERVICES (1.0%)
Schlumberger Ltd. ..............      185,000       13,805,625
                                                --------------
OIL--INTEGRATED DOMESTIC (0.6%)
Tosco Corp. ....................      300,000        8,493,750
                                                --------------
OIL--INTEGRATED INTERNATIONAL (2.3%)
BP Amoco PLC ADR (b)............       61,500        3,478,594
Chevron Corp. ..................      170,000       14,418,125
Exxon Mobil Corp. ..............      184,821       14,508,448
                                                --------------
                                                    32,405,167
                                                --------------
REAL ESTATE INVESTMENT/MANAGEMENT (1.1%)
First Industrial Realty Trust,
 Inc. ..........................      350,000   $   10,325,000
Liberty Property Trust..........      166,500        4,318,594
                                                --------------
                                                    14,643,594
                                                --------------
RETAIL (5.3%)
CVS Corp. ......................      354,000       14,160,000
Kroger Co. (The) (a)............      540,000       11,913,750
RadioShack Corp. ...............       37,100        1,757,613
Target Corp. ...................      200,000       11,600,000
Walgreen Co. ...................      535,000       17,220,313
Wal-Mart Stores, Inc. ..........      300,000       17,287,500
                                                --------------
                                                    73,939,176
                                                --------------
SPECIALIZED SERVICES (1.6%)
Cendant Corp. (a)...............      700,000        9,800,000
Convergys Corp. (a).............      250,000       12,968,750
                                                --------------
                                                    22,768,750
                                                --------------
TELECOMMUNICATIONS (3.2%)
Allegiance Telecom, Inc. (a)....      150,000        9,600,000
Dobson Communications Corp.
 (a)............................      135,000        2,598,750
Sprint Corp. (FON Group)........      333,600       17,013,600
Sprint Corp. (PCS Group) (a)....      110,000        6,545,000
Time Warner Telecom Inc. Class A
 (a)............................       22,500        1,448,438
Western Wireless Corp. Class A
 (a)............................      146,000        7,957,000
                                                --------------
                                                    45,162,788
                                                --------------
TELEPHONE (3.9%)
ALLTEL Corp. ...................      175,000       10,839,063
Bell Atlantic Corp. ............      200,000       10,162,500
GTE Corp. ......................       30,000        1,867,500
Qwest Communications
 International Inc. (a) (c).....      400,000       19,875,000
SBC Communications Inc. ........      271,096       11,724,902
                                                --------------
                                                    54,468,965
                                                --------------
TEXTILES (0.2%)
WestPoint Stevens Inc. .........      260,000        2,892,500
                                                --------------
Total Common Stocks (cost
 $927,149,038)..................                 1,352,323,604
                                                --------------

SHORT-TERM
INVESTMENTS (3.6%)
                                   PRINCIPAL
                                    AMOUNT
                                  -----------
COMMERCIAL PAPER (3.6%)
Associates Corp. of North
 America 6.20%, due on demand
 (d)............................  $10,917,000       10,917,000
Budget Funding Corp. 6.90%, due
 7/05/00........................    8,956,000        8,949,127
Goldman Sachs Group Inc. 6.95%,
 due 7/03/00....................   19,820,000       19,812,346

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


SHORT-TERM
INVESTMENTS (CONTINUED)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                  ------------------------
COMMERCIAL PAPER (Continued)
Nordstrom Inc. 6.65%, due
 7/11/00........................  $10,010,000   $    9,991,496
                                                --------------
Total Short-Term Investments
 (Cost $49,669,969).............                    49,669,969
                                                --------------
Total Investments (Cost
 $976,819,007) (e)..............        100.4%   1,401,993,573(f)
Liabilities in Excess of Cash
 and Other Assets...............         (0.4)      (4,711,516)
                                  -----------   --------------
Net Assets......................        100.0%  $1,397,282,057
                                  ===========   ==============

------------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  Represents security out on loan. (See Note 2J)
(d)  Adjustable rate. Rate shown is the rate in effect at June 30, 2000.
(e)  The cost for federal income tax purposes is $976,624,050.
(f) At June 30, 2000 net unrealized appreciation was $425,369,523, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $463,098,329 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $37,728,806.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2000 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $976,819,007).......   $1,401,993,573
Collateral held for securities loaned
  at value (Note 2J)...................       19,812,346
Cash...................................              330
Receivables:
  Investment securities sold...........       66,356,275
  Dividends and interest...............          834,410
  Fund shares sold.....................          275,364
                                          --------------
        Total assets...................    1,489,272,298
                                          --------------
LIABILITIES:
Securities lending collateral (Note
  2J)..................................       19,812,346
Payables:
  Investment securities purchased......       70,920,003
  Fund shares redeemed.................          432,064
  Adviser..............................          287,284
  Shareholder communication............          274,147
  Administrator........................          229,827
  Custodian............................            1,119
  Directors............................              868
Accrued expenses.......................           32,583
                                          --------------
        Total liabilities..............       91,990,241
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,397,282,057
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized...........................   $      491,843
Additional paid-in capital.............      906,493,600
Accumulated undistributed net
  investment income....................        3,920,254
Accumulated undistributed net realized
  gain on investments..................       61,201,794
Net unrealized appreciation on
  investments..........................      425,174,566
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,397,282,057
                                          ==============
Shares of capital stock outstanding....       49,184,335
                                          ==============
Net asset value per share
  outstanding..........................   $        28.41
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $    5,686,436
  Interest.............................        1,540,770
                                          --------------
        Total income...................        7,227,206
                                          --------------
Expenses:
  Advisory.............................        1,678,426
  Administration.......................        1,342,740
  Shareholder communication............          190,990
  Professional.........................           45,235
  Directors............................           22,215
  Miscellaneous........................           27,346
                                          --------------
        Total expenses.................        3,306,952
                                          --------------
Net investment income..................        3,920,254
                                          --------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.......       61,006,837
Net change in unrealized appreciation
  on investments.......................      (33,615,909)
                                          --------------
Net realized and unrealized gain on
  investments..........................       27,390,928
                                          --------------
Net increase in net assets resulting
  from operations......................   $   31,311,182
                                          ==============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $46,659.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2000 (Unaudited) and the year ended December 31, 1999

                                                                   2000             1999
                                                              -------------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    3,920,254   $    6,930,558
  Net realized gain on investments..........................      61,006,837      116,289,799
  Net change in unrealized appreciation on investments......     (33,615,909)     175,477,844
                                                              --------------   --------------
  Net increase in net assets resulting from operations......      31,311,182      298,698,201
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................              --       (6,931,381)
  From net realized gain on investments.....................              --     (116,319,036)
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......              --     (123,250,417)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................     136,803,698      163,123,595
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............              --      123,250,417
                                                              --------------   --------------
                                                                 136,803,698      286,374,012
  Cost of shares redeemed...................................     (83,738,301)    (145,652,758)
                                                              --------------   --------------
  Increase in net assets derived from capital share
    transactions............................................      53,065,397      140,721,254
                                                              --------------   --------------
Net increase in net assets..................................      84,376,579      316,169,038
NET ASSETS:
Beginning of period.........................................   1,312,905,478      996,736,440
                                                              --------------   --------------
End of period...............................................  $1,397,282,057   $1,312,905,478
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                               YEAR ENDED DECEMBER 31
                                  2000*            1999           1998           1997           1996           1995
                               ----------------------------------------------------------------------------------------
Net asset value at beginning
  of period..................  $      27.78    $      23.62   $      20.31   $      18.63   $      17.22   $      14.69
                               ------------    ------------   ------------   ------------   ------------   ------------
Net investment income........          0.08            0.16           0.19           0.16           0.18           0.22
Net realized and unrealized
  gain on investments........          0.55            6.89           5.21           4.74           4.06           4.06
                               ------------    ------------   ------------   ------------   ------------   ------------
Total from investment
  operations.................          0.63            7.05           5.40           4.90           4.24           4.28
                               ------------    ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income...................            --           (0.16)         (0.19)         (0.16)         (0.18)         (0.22)
  From net realized gain
    on investments...........            --           (2.73)         (1.90)         (3.06)         (2.65)         (1.53)
                               ------------    ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions..............            --           (2.89)         (2.09)         (3.22)         (2.83)         (1.75)
                               ------------    ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period.....................  $      28.41    $      27.78   $      23.62   $      20.31   $      18.63   $      17.22
                               ============    ============   ============   ============   ============   ============
Total investment return......          2.28%(a)        29.96%        26.59%         26.75%         24.50%         29.16%
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income......          0.58%+          0.63%          0.84%          0.80%          0.98%          1.29%
  Net expenses...............          0.52%+          0.49%          0.51%          0.50%          0.58%          0.62%
  Expenses (before
    reimbursement)...........          0.52%+          0.49%          0.51%          0.50%          0.58%          0.91%
Portfolio turnover rate......            37%             71%            69%           103%           104%           104%
Net assets at end of period
  (in 000's).................  $  1,397,282    $  1,312,905   $    996,736   $    759,054   $    564,685   $    427,507

------------
(a) Total return is not annualized.
 +  Annualized.
 *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company
Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Fund are as follows:

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to preserve the value of your investment of $1.00 per share, an investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected

                                                   MAINSTAY VP SERIES FUND, INC.

by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (D)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

At June 30, 2000, Growth Equity Portfolio had portfolio securities on loan with a market value of $19,875,000 to broker-dealers and government securities dealers.

Cash collateral received by Growth Equity Portfolio is invested in investment grade commercial paper, or other securities in accordance with the Portfolio's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Portfolio invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Portfolio bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned for securities lending transactions amounted to $123,799 net of broker fees and rebates, for the Growth Equity Portfolio, for the six months ended June 30, 2000, which is included as interest income on the Statement of Operations.

GROWTH EQUITY PORTFOLIO

Investments made with cash collateral at June 30, 2000:

                                                               PRINCIPAL
                                                               AMOUNT           VALUE
                                                               -----------   -----------
SHORT-TERM COMMERCIAL PAPER
Goldman Sachs Group Inc.
  6.95%, due 7/3/00.........................................   $19,820,000   $19,812,346
                                                                             ===========

                                      (E)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                                      (G)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay Shields LLC ("MacKay Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life. As of May 1, 1999, Madison Square Advisors LLC ("Madison Square Advisors") acts as investment adviser to Bond and Growth Equity Portfolios under an Investment

                                                   MAINSTAY VP SERIES FUND, INC.

Advisory Agreement. Madison Square Advisors is a registered investment adviser and an indirect subsidiary of New York Life. Prior to May 1, 1999, New York Life acted as investment adviser to the Bond and Growth Equity Portfolios and was replaced by Madison Square Advisors under a Substitution Agreement. The substitution had no effect on investment personnel, investment strategies or fees of the Portfolios.

NYLIAC is Administrator for the Fund.

The Fund, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Cash Management Portfolio...................................    0.25%        0.20%
Bond Portfolio..............................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life are charged to the Portfolios. For the six months ended June 30, 2000 these fees, in the following amounts, were included in Professional fees shown on the Statement of Operations:

Cash Management Portfolio...................................   $ 3,593
Bond Portfolio..............................................     2,500
Growth Equity Portfolio.....................................    12,658

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1999, for federal income tax purposes, capital loss carryforwards were available to the extent provided by regulations to offset future realized gains of Bond Portfolio, in the amount of approximately $3,451,000, through the year 2007. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------

Bond and Growth Equity Portfolios participate in a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended June 30, 2000.

NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six month period ended June 30, 2000, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                GROWTH EQUITY
                                                                    PORTFOLIO               PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES     SALES
                                                              --------------------------------------------
U.S. Government Securities..................................  $ 36,827    $ 53,738    $     --    $     --
All others..................................................    54,903      81,418     576,910     484,895
                                                               --------------------------------------------
Total.......................................................  $ 91,730    $135,156    $576,910    $484,895
                                                               ============================================


--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the six month period ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                         CASH MANAGEMENT            BOND              GROWTH EQUITY
                                                            PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                         2000       1999       2000       1999       2000       1999
                                                       --------------------------------------------------------------
Shares sold..........................................   528,998    977,614       437      4,522      4,936      6,274
Shares issued in reinvestment of
  dividends and distributions........................     8,122     16,403        --      1,412         --      4,477
                                                       --------------------------------------------------------------
                                                        537,120    994,017       437      5,934      4,936     10,751
Shares redeemed......................................  (683,003)  (771,097)   (4,002)    (3,431)    (3,021)    (5,689)
                                                       --------------------------------------------------------------
Net increase (decrease)..............................  (145,883)   222,920    (3,565)     2,503      1,915      5,062
                                                       ==============================================================


                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John Weisser, Director
                        John A. Flanagan, Treasurer
                        Joseph McBrien, Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay Shields LLC
                        Madison Square Advisors LLC

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

The financial information included herein is taken from the records of the Funds without examination by the Funds' independent accountants, who do not express an opinion thereon.

[NY LIFE LOGO]
       NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
       51 MADISON AVENUE, ROOM 702
       NEW YORK, NY 10010
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                                 18513 (8/2000)